UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

MODERNA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Technology Square Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

(Registrant’s telephone number, including area code): (617) 714-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 29, 2020, Moderna, Inc. (the “Company”) held its previously announced 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. The final voting results for the Annual Meeting are as follows:

Proposal 1. Election of directors.

By the vote reflected below, the Company’s stockholders elected each of the following individuals to serve as Class II directors for a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified, or such director’s earlier death, resignation or removal:

	For	Withheld	Broker Non-Votes
Stephen Berenson	214,207,736	18,960,334	43,282,606
Sandra Horning, M.D.	232,333,804	834,266	43,282,606
Paul Sagan	215,596,783	17,571,287	43,282,606

Proposal 2. Ratification of appointment of independent registered public accounting firm.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, with the votes cast as follows:

Votes For	Votes Against	Abstain
275,588,907	409,378	452,391

Proposal 3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers. The results of the stockholders’ vote with respect to the approval of the compensation of the named executive officers were as follows:

Votes For	Votes Against	Abstain
218,749,926	9,680,984	4,737,160

Proposal 4. Approval, on a non-binding advisory basis, of the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers.

The Company’s stockholders voted to hold an advisory vote on the compensation paid to its named executive officers every year. The results of the stockholders’ vote to hold an advisory vote to determine the frequency of future stockholder advisory votes on the compensation paid to the Company’s named executive officers were as follows:

1 year	2 years	3 years	Abstain
226,837,853	264,749	3,795,902	2,269,565

After considering the voting results for this proposal, the Company has determined that it will hold future advisory, non-binding votes on the compensation of our named executive officers on an annual basis.

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERNA, INC.

Date: April 30, 2020	By:	/s/ Lori Henderson
Lori Henderson General Counsel and Corporate Secretary